CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this PEA No. 83 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2017, relating to the financial statements and financial highlights of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF, and ETFMG Video Game Tech ETF (each a series of ETF Managers Trust), included in the September 30, 2017 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this PEA No. 83 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2017, relating to the financial statements and financial highlights of BlueStar TA-BIGITech Israel Technology ETF (a series of ETF Managers Trust), included in the September 30, 2017 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this PEA No. 83 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2017, relating to the financial statements and financial highlights of Etho Climate Leadership U.S. ETF (a series of ETF Managers Trust), included in the September 30, 2017 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this PEA No. 83 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2017, relating to the financial statements and financial highlights of Spirited Funds/ETFMG Whiskey and Spirits ETF (a series of ETF Managers Trust) included in the September 30, 2017 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Accounting Firm” in the Statement of Additional Information.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2018